UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2014

Item 1. Reports to Stockholders.

Closed-end Funds	Annual Report

Strategic Global Income Fund, Inc.

Annual Report

November 30, 2014

Strategic Global Income Fund, Inc.

Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since June 2014, the Fund makes regular monthly distributions at an annualized rate equal to 5% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (Pursuant to the policy with respect to distributions paid from June 2011 through the monthly distribution for May 2014, the annualized rate had been 6%, which, consistent with the policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund based on a fixed percentage of its net asset value exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its entire fiscal year and may be subject to retroactive changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Strategic Global Income Fund, Inc.

January 12, 2015

Dear shareholder,

This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2014.

Performance

For the 12 months ended November 30, 2014, the Fund returned 3.42% on a net asset value basis and 4.14% on a market price basis. In comparison, the Fund’s benchmark, the Strategic Global Benchmark1 (the “Benchmark”), returned 2.49%. The median returns for the Fund’s peer group, the Lipper Global Income Funds category were 6.15% and 8.05% on a net asset value basis and market price basis, respectively, over the same period. Investors should note that certain funds comprising the Fund’s peer group pursue principal investment strategies/risks that may differ markedly from the Fund’s focus; hence, the Fund’s manager believes that the Benchmark is a more relevant gauge of Fund performance. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 5.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, nor did it borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a discount2 to its net asset value (“NAV”) per share during the reporting period. At the close of the preceding annual reporting period, November 30, 2013, the Fund traded at a discount of 14.5%; at the close of the current reporting period, November 30, 2014, the Fund traded at a discount of 14.6%. As of these same dates, the Lipper peer group reported median discounts of 9.9% and 9.9%, respectively.

Market commentary

Gross domestic product (“GDP”) grew at a seasonally-adjusted annualized rate of 3.5% in the fourth quarter of 2013, during which the reporting period for the Fund began. The Commerce Department then reported that first quarter 2014 GDP contracted at a 2.1% rate. This was the first negative reading since the first quarter of 2011, and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.6% during the second quarter, the highest rate since the fourth quarter of 2011, and 5.0% for the third quarter.

Growth was generally weaker in developed countries outside the US during the reporting period. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said: “Despite setbacks, an uneven global

Strategic Global Income Fund, Inc.

Investment goals:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:

Portfolio management team, including Scott Dolan, John Dugenske, Craig Ellinger, Brian Fehrenbach and Uwe Schillhorn

Commencement:

February 3, 1992

NYSE symbol:

SGL

Distribution payments:

Monthly

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Strategic Global Income Fund, Inc.

recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.” From a regional perspective, the IMF forecasts 2014 growth will have been 0.8% in the Eurozone, versus a 0.4% contraction in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared with 1.5% in 2013. Elsewhere, the IMF projects that overall growth in emerging markets countries will be lower for 2014, with expected growth of 4.4%, versus 4.7% in 2013.

The US spread sectors3 generated positive results during the reporting period. While there were periods of volatility, investor demand was solid overall given the quest for yield in the low interest rate environment. That said, investor sentiment was challenged at times given mixed economic data in the US, uncertainties regarding future monetary policy, moderating growth overseas and a host of geopolitical issues. Among the US spread sectors, long-term investment grade corporate bonds posted the strongest total returns, supported by declining yields over the period. High yield and commercial mortgage-backed securities also delivered strong results.

After a challenging start and a sharp sell-off toward the end the reporting period, the emerging markets debt asset class rallied and generated solid results during the 12 months ended November 30, 2014. Risk aversion was initially elevated amid rising US interest rates and concerns regarding global growth. The asset class then began rallying in February. Given significant spread4 widening in 2013 and January 2014, emerging markets debt valuations were more attractive, and investors may have felt that negative economic and geopolitical news had been largely priced into the market. Despite a number of headline risks, including Russia’s actions in Ukraine and a number of issues in the Middle East, the asset class continued to move higher from March through August. Risk aversion resumed in September and early October, however, given signs of weakening growth in many developed and emerging markets countries. The asset class then rallied again in October and was largely flat in November 2014.

Portfolio commentary

What worked

•	The Fund’s currency positioning, overall, was the largest contributor to performance. In particular, the Fund’s long US dollar positions versus the euro and Japanese yen were additive to results. Several of the Fund’s tactical currency trades were also rewarded, albeit to a lesser extent.

•	Spread management contributed to performance, driven by the Fund’s out-of-benchmark exposure to the spread sectors.

–	The Fund’s overweight allocations to high yield and investment grade corporate bonds were positive for performance.

–	The Fund’s securitized product allocation, especially exposure to agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”), was additive to the Fund’s results.

–	The Fund’s corporate bond security selection was somewhat mixed, but beneficial for performance overall.

[3]	A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.
[4]	“Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.

Strategic Global Income Fund, Inc.

What didn’t work

•	The Fund’s US duration positioning was the largest detractor from performance. Given our belief that US interest rates were unsustainably low, we maintained duration that was generally one-and-one-half to two-and-one-half years shorter than that of the Benchmark. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds comprising the portfolio.) This was not rewarded, as intermediate- and longer-term US rates declined during the reporting period.

•	Yield curve positioning, overall, was negative for performance. In particular, an underweight to the 30-year portion of the US yield curve detracted from results, as it was the best performing part of the curve over the reporting period. This more than offset the positive impact of the Fund’s underweight to the short-end of the US curve.

•	Our emerging markets debt allocation dragged on results. An overweight to emerging markets local currencies was not rewarded, as they generally depreciated versus the US dollar. While our emerging markets country exposures were generally flat, the Fund’s exposure to energy-linked securities and Russian banks detracted from performance given falling oil prices and sanctions against Russia.

Portfolio adjustments

•	Several adjustments were made to the portfolio during the reporting period.

–	We tactically adjusted the Fund’s currency position during the 12-month period.

–	While we adjusted the Fund’s credit allocations, we maintained a preference for the financial sector.

–	We increased the Fund’s use of derivative instruments during the reporting period (please see below for more information).

Use of derivatives

•	The Fund utilized various currency derivatives—such as currency forwards, options and swaps—to manage its currency exposures across both developed and emerging markets. The Fund’s overall currency strategy (which includes any non-US dollar denominated bond positions as well as derivatives) contributed to performance during the reporting period.

•	As part of its spread management strategy, the Fund used various credit derivatives—including but not limited to credit default swaps, credit-linked notes and options on credit default swaps—in an effort to efficiently gain or hedge risk exposures across countries, markets, sectors and issuers. Spread management strategy overall contributed to results.

•	The Fund used several different interest rate derivatives—such as interest rate swaps, futures and options—to adjust its duration and yield curve positioning. Overall, duration and yield curve management strategies detracted from performance during the reporting period.

Outlook

In our view, the US economy has enough momentum to continue expanding, although the pace could be far from robust. That being said, we feel growth in the US will remain stronger than most other developed countries. Economic growth in Europe remains weak. We are currently neutral overall for the region as we wait to see what actions the European Central Bank takes to stimulate growth and ward off deflation. Elsewhere, we continue to closely monitor China’s economy, as growth has moderated and it could have a spillover effect on the global economy.

Turning to the fixed-income market, credit spreads fluctuated during the reporting period, but tightened overall. Looking ahead, we expect to see more of a “coupon clipping” environment in 2015, as we feel we are in the latter stages of the credit cycle. From a rate perspective, much will depend on the US Federal Reserve’s (the “Fed”)

Strategic Global Income Fund, Inc.

actions. We expect the US central bank to begin the process of normalizing monetary policy in 2015, although it is not clear when and at what pace rates may rise.

In terms of the emerging markets asset class, we may continue to see a bumpy ride. Sharply falling oil prices have negatively impacted the economies and currencies of a number of developing countries. Should oil prices remain low, it could have a significant impact on oil producing countries, such as Russia and Venezuela. In addition, Fed rate hikes could pressure the overall asset class.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Mark E. Carver	Scott Dolan
President	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

John Dugenske, CFA	Craig Ellinger, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Brian Fehrenbach, CFA	Uwe Schillhorn, CFA
Portfolio Manager	Portfolio Manager
Strategic Global Income Fund, Inc.	Strategic Global Income Fund, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended November 30, 2014. The views and opinions in the letter were current as of January 12, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/2014

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	3.42%	5.66%	6.79%
Lipper Global Income Funds median	6.15	7.50	6.51
Market price returns

Strategic Global Income Fund, Inc.	4.14%	5.39%	4.33%
Lipper Global Income Funds median	8.05	5.66	5.55
Index returns

Strategic Global Benchmark[1]	2.49%	3.13%	5.01%
Citigroup World Government Bond Index[2]	(0.74)	0.76	3.32

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Global Income Funds” category, which includes both leveraged and non-leveraged closed-end funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Any Fund performance information reflects the deduction of the Fund’s fees and expenses, as indicated in shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit and the risks associated with investing in the securities of non-US issuers, including those located in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	11/30/14		05/31/14		11/30/13
Net asset value	$10.19		$10.62		$10.42
Market price	$8.70		$9.20		$8.90
12-month dividends/distributions	$0.5771		$0.6322		$0.7784
Monthly dividend/distribution at period-end	$0.0425		$0.0529		$0.0528
Net assets (mm)	$186.0		$193.9		$190.2
Weighted average maturity (yrs.)	7.5		8.3		9.1
Duration (yrs.)[2]	4.9		4.6		3.9

Currency breakdown[3]	11/30/14		05/31/14		11/30/13
US dollar denominated	75.9%		70.8%		73.0%
Foreign denominated	24.1		29.2		27.0
Total	100.0%		100.0%		100.0%

Top ten countries[4] (bond holdings)	11/30/14		05/31/14		11/30/13
United States	42.4%	United States	45.6%	United States	50.1%
Brazil	6.1	United Kingdom	5.6	United Kingdom	5.4
United Kingdom	5.8	Brazil	4.7	Brazil	3.5
New Zealand	3.2	Russia	3.2	Russia	3.2
Russia	2.8	Italy	2.6	Germany	2.5
Canada	2.6	France	2.4	France	2.5
Spain	1.9	Mexico	2.3	Italy	2.5
Italy	1.9	Belgium	2.2	Spain	2.4
Venezuela	1.9	Germany	1.9	India	2.0
France	1.9	Venezuela	1.8	Mexico	1.9
Total	70.5%	Total	72.3%	Total	76.0%

Credit quality[5]	11/30/14		05/31/14		11/30/13
AAA	3.9%		4.5%		3.2%
US Treasury[6]	3.8		3.7		6.6
US Agency[6,7]	2.3		7.5		8.8
AA	9.8		8.3		7.3
A	10.2		8.9		12.2
BBB	24.0		21.5		20.0
BB	14.4		13.1		10.3
B	8.6		8.2		5.7
CCC	1.9		0.1		0.2
D	0.7		0.7		0.6
Non-rated	20.1		20.6		24.7
Cash equivalents	2.3		2.6		0.6
Other assets less liabilities	(2.0)		0.3		(0.2)
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e. 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Breakdown represents a percentage of market value as of the dates indicated. Forward foreign currency contracts are reflected at unrealized appreciation/depreciation; this may not align with the risk exposure described in the portfolio commentary section of the preceding shareholder letter which reflects forward foreign currency contracts based on contract notional amount. As of the most recent year end, November 30, 2014, the Fund maintained a risk exposure to non-US dollar currencies equal to approximately 27% of the Fund.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that any references to credit quality made in the commentary above may reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.
[6]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of November 30, 2014 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[7]	Includes agency debentures and agency mortgage-backed securities.

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets As of November 30, 2014

Bonds
Corporate bonds
Aerospace & defense	0.06%
Airlines	0.42
Automobiles	0.76
Banks	13.47
Building products	0.00	[1]
Capital markets	1.08
Chemicals	0.76
Commercial services & supplies	0.11
Construction materials	1.86
Consumer finance	1.72
Diversified financial services	3.91
Diversified telecommunication services	0.67
Electric utilities	1.19
Electronic equipment, instruments & components	0.02
Energy equipment & services	0.26
Food & staples retailing	0.35
Gas utilities	0.22
Health care providers & services	0.06
Health care technology	0.03
Hotels, restaurants & leisure	0.40
Independent power and renewable electricity producers	0.07
Insurance	3.87
Machinery	0.95
Media	1.29
Metals & mining	2.79
Oil, gas & consumable fuels	8.01
Paper & forest products	0.08
Pharmaceuticals	0.05
Real estate investment trust (REIT)	0.01
Road & rail	0.59
Specialty retail	0.02
Technology hardware, storage & peripherals	0.26
Tobacco	0.15
Trading companies & distributors	0.35
Transportation infrastructure	0.88
Wireless telecommunication services	0.23

Total corporate bonds	46.95

Asset-backed securities	1.05%
Collateralized debt obligations	6.31
Commercial mortgage-backed securities	6.01
Mortgage & agency debt securities	4.93
Municipal bonds	2.82
US government obligations	3.81
Non-US government obligations	24.34
Structured note	0.48
Supranational bonds	2.85

Total bonds	99.55

Common stock	0.02
Short-term investment	2.30
Options purchased	0.11

Total investments	101.98

Liabilities, in excess of cash and other assets	(1.98)

Net assets	100.00%

[1]	Amount represents less than 0.005%.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

	Face amount		Value
Bonds: 99.55%
Corporate bonds: 46.95%
Australia: 0.31%
Qantas Airways Ltd.,
7.500%, due 06/11/21	AUD	650,000	$572,780

Brazil: 3.92%
Banco do Brasil SA,
9.000%, due 06/18/24[1,2,3]		$795,000	773,138
Caixa Economica Federal,
2.375%, due 11/06/17[1]		1,050,000	1,018,500
Centrais Eletricas Brasileiras SA,
5.750%, due 10/27/21[4]		1,760,000	1,720,400
Petrobras Global Finance BV,
4.375%, due 05/20/23		1,100,000	1,016,774
6.250%, due 03/17/24		600,000	616,584
Petrobras International Finance Co. SA,
5.375%, due 01/27/21		1,000,000	997,800
6.750%, due 01/27/41		1,120,000	1,101,856
Vale Overseas Ltd.,
6.875%, due 11/21/36		50,000	54,571
			7,299,623

Canada: 1.82%
Barrick Gold Corp.,
3.850%, due 04/01/22		600,000	586,335
Barrick North America Finance LLC,
5.750%, due 05/01/43		1,015,000	1,022,235
NOVA Chemicals Corp.,
5.000%, due 05/01/25[1]		290,000	299,787
5.250%, due 08/01/23[1]		660,000	691,350
Teck Resources Ltd.,
6.250%, due 07/15/41		65,000	64,839
Yamana Gold, Inc.,
4.950%, due 07/15/24		750,000	727,960
			3,392,506

China: 0.37%
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[1]		400,000	411,000
China Shanshui Cement Group Ltd.,
10.500%, due 04/27/17[4]		260,000	276,250
			687,250

Colombia: 0.17%
Ecopetrol SA,
4.125%, due 01/16/25		320,000	312,000

Croatia: 0.35%
Agrokor DD,
8.875%, due 02/01/20[1]		600,000	650,358

	Face amount		Value
France: 1.30%
Credit Agricole SA,
7.875%, due 01/23/24[1,2,3]		$550,000	$571,040
Numericable-SFR,
6.250%, due 05/15/24[1]		200,000	203,750
Reseau Ferre de France,
5.500%, due 12/01/21[4]	GBP	860,000	1,644,076
			2,418,866

Georgia: 0.21%
Georgian Railway JSC,
7.750%, due 07/11/22[4]		$350,000	390,250

Germany: 1.01%
HeidelbergCement Finance BV,
8.500%, due 10/31/19[4]	EUR	800,000	1,308,286
Unitymedia Hessen GmbH & Co. KG,
5.500%, due 01/15/23[1]		$550,000	572,000
			1,880,286

Indonesia: 0.88%
Pertamina Persero PT,
6.000%, due 05/03/42[4]		1,350,000	1,372,342
6.450%, due 05/30/44		240,000	258,900
			1,631,242

Kazakhstan: 0.92%
Kazakhstan Temir Zholy Finance BV,
6.950%, due 07/10/42[4]		650,000	698,750
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO,
6.250%, due 05/20/15[4]		1,000,000	1,010,000
			1,708,750

Luxembourg: 1.23%
Altice SA,
7.750%, due 05/15/22[1]		200,000	206,750
ArcelorMittal,
5.000%, due 02/25/17		1,000,000	1,042,500
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20		125,000	132,656
7.500%, due 04/01/21		850,000	911,625
			2,293,531

Malaysia: 0.31%
SSG Resources Ltd.,
4.250%, due 10/04/22[4]		560,000	579,180

Mexico: 1.01%
Cemex Finance LLC,
6.000%, due 04/01/24[1]		700,000	700,875
Cemex SAB de CV,
5.700%, due 01/11/25[1]		850,000	824,500
5.875%, due 03/25/19[1]		350,000	353,500
			1,878,875

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

	Face amount		Value
Bonds—(continued)
Corporate bonds—(continued)
Morocco: 0.23%
OCP SA,
5.625%, due 04/25/24[1]		$400,000	$423,000
Netherlands: 1.50%
EDP Finance BV,
4.900%, due 10/01/19[1]		1,400,000	1,462,986
6.000%, due 02/02/18[1]		1,000,000	1,084,610
Generali Finance BV,
6.214%, due 06/16/16[2,3]	GBP	150,000	241,610
			2,789,206

Nigeria: 0.83%
FBN Finance Co. BV,
8.000%, due 07/23/21[1,2]		$1,620,000	1,533,395

Norway: 1.00%
Eksportfinans ASA,
5.500%, due 06/26/17		1,750,000	1,868,125

Panama: 0.11%
Avianca Holdings SA,
8.375%, due 05/10/20[4]		200,000	210,000

Russia: 2.33%
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18[4]		1,900,000	1,921,375
VEB Finance Ltd.,
6.800%, due 11/22/25[4]		900,000	834,750
6.902%, due 07/09/20[4]		300,000	290,625
VTB Capital SA,
6.950%, due 10/17/22[4]		1,500,000	1,282,500
			4,329,250

South Africa: 0.26%
Eskom Holdings SOC Ltd.,
6.750%, due 08/06/23[4]		450,000	489,487

Sri Lanka: 0.96%
National Savings Bank,
8.875%, due 09/18/18[4]		1,570,000	1,783,912

Switzerland: 0.24%
Credit Suisse Group AG,
6.250%, due 12/18/24[1,2,3]		465,000	452,213

Turkey: 1.42%
Turkiye Halk Bankasi AS,
3.875%, due 02/05/20[4]		1,800,000	1,773,000
Turkiye Vakiflar Bankasi Tao,
5.000%, due 10/31/18[4]		840,000	873,600
			2,646,600

	Face amount		Value

United Kingdom: 4.85%
Barclays Bank PLC,
5.140%, due 10/14/20		$1,000,000	$1,097,243
Barclays PLC,
4.375%, due 09/11/24		370,000	361,235
HSBC Holdings PLC,
6.375%, due 09/17/24[2,3]		270,000	276,210
Lloyds Bank PLC,
6.500%, due 03/24/20[4]	EUR	900,000	1,372,345
11.875%, due 12/16/21[2,4]		1,000,000	1,504,574
Royal Bank of Scotland Group PLC,
5.125%, due 05/28/24		$650,000	662,776
6.100%, due 06/10/23		2,010,000	2,187,455
Wellcome Trust Finance PLC,
4.750%, due 05/28/21	GBP	860,000	1,555,156
			9,016,994

United States: 18.44%
21st Century Fox America, Inc.,
6.200%, due 12/15/34		$65,000	82,299
Allstate Corp.,
5.750%, due 08/15/53[2]		1,330,000	1,403,150
Ally Financial, Inc.,
6.250%, due 12/01/17		450,000	486,562
Altria Group, Inc.,
9.950%, due 11/10/38		161,000	275,961
Anadarko Petroleum Corp.,
6.450%, due 09/15/36		500,000	609,231
BE Aerospace, Inc.,
6.875%, due 10/01/20		100,000	107,875
Berry Petroleum Co., LLC,
6.750%, due 11/01/20		50,000	46,000
Boise Cascade Co.,
6.375%, due 11/01/20		150,000	157,125
Case New Holland Industrial, Inc.,
7.875%, due 12/01/17		1,025,000	1,148,000
Caterpillar, Inc.,
4.300%, due 05/15/44		600,000	625,043
CDW LLC,
8.500%, due 04/01/19		40,000	42,450
Chrysler Group LLC,
8.000%, due 06/15/19		55,000	58,300
CIT Group, Inc.,
5.000%, due 08/15/22		1,825,000	1,882,031
Citigroup, Inc.,
Series D,
5.350%, due 05/15/23[2,3]		1,170,000	1,088,100
5.500%, due 09/13/25		1,000,000	1,117,789
Series M,
6.300%, due 05/15/24[2,3]		650,000	645,775

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(concluded)
DIRECTV Holdings LLC,
6.000%, due 08/15/40	$160,000	$180,516
DISH DBS Corp.,
7.875%, due 09/01/19	850,000	971,125
Endo Finance LLC & Endo Finco, Inc.,
5.375%, due 01/15/23[1]	100,000	97,687
Energy Transfer Partners LP,
7.500%, due 07/01/38	1,000,000	1,231,999
ExamWorks Group, Inc.,
9.000%, due 07/15/19	80,000	85,200
Felcor Lodging LP,
6.750%, due 06/01/19	25,000	26,000
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	340,000	369,906
Ford Motor Co.,
7.450%, due 07/16/31	1,000,000	1,349,868
Freeport-McMoran Oil & Gas LLC,
6.875%, due 02/15/23	259,000	292,230
Frontier Communications Corp.,
8.500%, due 04/15/20	100,000	114,500
9.000%, due 08/15/31	60,000	64,650
General Electric Capital Corp.,
Series C,
5.250%, due 06/15/23[2,3]	850,000	854,250
General Motors Financial Co., Inc.,
3.000%, due 09/25/17	670,000	683,768
4.750%, due 08/15/17	1,740,000	1,841,790
Glencore Funding LLC,
4.625%, due 04/29/24[1]	675,000	688,972
HCA, Inc.,
5.875%, due 03/15/22	25,000	27,187
Hiland Partners LP,
7.250%, due 10/01/20[1]	200,000	209,000
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	75,000	85,125
Jefferies Finance LLC,
6.875%, due 04/15/22[1]	200,000	187,000
Key Energy Services, Inc.,
6.750%, due 03/01/21	50,000	38,500
Kinder Morgan Energy Partners LP,
6.500%, due 09/01/39	85,000	94,756
Kinder Morgan, Inc.,
7.000%, due 06/15/17	1,500,000	1,678,125
7.250%, due 06/01/18	1,000,000	1,156,850
Level 3 Financing, Inc.,
8.625%, due 07/15/20	25,000	27,188
Liberty Mutual Group, Inc.,
10.750%, due 06/15/58[1,2]	35,000	53,900

	Face amount	Value
Linn Energy LLC,
8.625%, due 04/15/20	$100,000	$90,500
MedAssets, Inc.,
8.000%, due 11/15/18	50,000	52,063
MetLife, Inc.,
6.400%, due 12/15/36	1,940,000	2,157,038
Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20	650,000	562,250
NRG Energy, Inc.,
6.250%, due 07/15/22	125,000	128,438
Owens Corning,
6.500%, due 12/01/16	3,000	3,289
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	45,000	47,025
PNC Preferred Funding Trust I,
1.884%, due 03/15/17[1,2,3]	800,000	772,504
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	520,000	518,050
5.875%, due 09/15/42[2]	400,000	424,000
Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	125,000	144,063
Sabine Pass Liquefaction LLC,
6.250%, due 03/15/22	280,000	296,800
Seagate HDD Cayman,
5.750%, due 12/01/34[1]	460,000	479,341
Sprint Communications, Inc.,
9.000%, due 11/15/18[1]	100,000	115,750
Sprint Corp.,
7.250%, due 09/15/21	300,000	306,000
SquareTwo Financial Corp.,
11.625%, due 04/01/17	200,000	198,500
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25	360,000	363,229
4.500%, due 10/01/34	240,000	239,242
Time Warner Cable, Inc.,
6.550%, due 05/01/37	145,000	184,310
Transocean, Inc.,
6.800%, due 03/15/38	500,000	436,468
Valero Energy Corp.,
6.625%, due 06/15/37	160,000	194,694
7.500%, due 04/15/32	750,000	960,900
Wells Fargo Capital X,
5.950%, due 12/15/36	600,000	610,500
WESCO Distribution, Inc.,
5.375%, due 12/15/21	550,000	560,313
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]	2,355,000	2,272,575
		34,303,625

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

	Face amount		Value
Bonds—(continued)
Corporate bonds—(concluded)
Venezuela: 0.97%
Petroleos de Venezuela SA,
5.250%, due 04/12/17[4]		$1,000,000	$620,000
8.500%, due 11/02/17[1]		1,000,000	725,000
9.000%, due 11/17/21[4]		840,000	457,800
			1,802,800
Total corporate bonds (cost $86,320,240)			87,344,104

Asset-backed securities: 1.05%
United States: 1.05%
Capital Auto Receivables Asset Trust, Series 2013-3, Class C, 2.790%, due 10/22/18		650,000	663,261
Series 2014-1, Class D,
3.390%, due 07/22/19		525,000	536,668
Fortress Credit BSL II Ltd., Series 2013-2A, Class C, 3.131%, due 10/19/25[1,2]		800,000	749,600
Total asset-backed securities (cost $1,957,791)			1,949,529

Collateralized debt obligations: 6.31%
United Kingdom: 0.99%
Boyne Valley CLO BV, Series 1X, Class F, 2.851%, due 02/12/22[2,4]	EUR	1,700,000	697,575
Cadogan Square CLO BV, Series 2X, Class M, 6.302%, due 08/12/22[2,4]		2,000,000	1,143,974
			1,841,549

United States: 5.32%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.081%, due 04/15/25[1,2]		$700,000	677,250
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 2.983%, due 07/28/25[1,2]		500,000	478,750
Avery Point IV CLO Ltd., Series 2014-1A, Class C, 3.334%, due 04/25/26[1,2]		550,000	544,920
Babson CLO Ltd., Series 2014-3A, Class C1, 3.232%, due 01/15/26[1,2]		350,000	341,075
BlueMountain CLO Ltd., Series 2013-4A, Class C, 2.880%, due 04/15/25[1,2]		1,150,000	1,097,330
Series 2013-1A, Class B, 2.882%, due 05/15/25[1,2]		1,100,000	1,048,685

	Face amount	Value
CIFC Funding Ltd., Series 2014-1A, Class C, 3.031%, due 04/18/25[1,2]	$525,000	$501,113
Denali Capital CLO X Ltd., Series 2013-1A, Class A3L, 3.134%, due 04/28/25[1,2]	900,000	875,250
Galaxy CLO XVI Ltd., Series 2013-16A, Class C, 2.832%, due 11/16/25[1,2]	500,000	475,000
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 3.819%, due 10/29/26[1,2,5]	975,000	918,938
KKR Financial CLO Trust, Series 2013-1A, Class B, 2.834%, due 07/15/25[1,2]	700,000	660,296
Marathon CLO V Ltd., Series 2013-5A, Class A2A, 2.581%, due 02/21/25[1,2]	1,000,000	988,658
Northwoods Capital XIV Ltd., Series 2014-14A, Class C, 3.582%, due 11/12/25[1,2]	500,000	486,250
Octagon Investment Partners XVIII CLO Ltd., Series 2013-1A, Class B, 2.982%, due 12/16/24[1,2]	250,000	240,127
Octagon Investment Partners XIX CLO Ltd., Series 2014-1A, Class C, 3.081%, due 04/15/26[1,2]	580,000	557,919
		9,891,561
Total collateralized debt obligations (cost $11,576,305)		11,733,110

Commercial mortgage-backed securities: 6.01%
United States: 6.01%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	975,000	1,136,140
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 2.755%, due 09/15/26[1,2]	600,000	602,270
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.205%, due 08/15/26[1,2]	675,000	674,494
Commercial Mortgage Loan Trust, Series 2014-CR14, Class C, 4.758%, due 02/10/47[2]	750,000	797,930
Series 2014-CR17, Class C, 4.896%, due 05/10/47[2]	500,000	527,748
Series 2008-LS1, Class A4B, 6.241%, due 12/10/49[2]	373,319	405,616

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

	Face amount	Value
Bonds—(continued)
Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	$1,000,000	$1,028,606
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.055%, due 07/15/31[1,2]	500,000	500,018
Series 2014-GC18, Class C, 5.113%, due 01/10/47[2]	350,000	373,647
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	1,000,000	1,028,764
Irvine Core Office Trust, Series 2013-IRV, Class C, 3.279%, due 05/15/48[1,2]	250,000	246,638
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class D, 3.145%, due 04/15/30[1,2]	500,000	500,266
Madison Avenue Trust, Series 2013-650M, Class D, 4.169%, due 10/12/32[1,2]	350,000	360,761
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	350,000	357,417
Series 2014-C17, Class B, 4.464%, due 08/15/47[2,4]	500,000	523,730
Series 2013-C13, Class C, 5.059%, due 11/15/46[2]	325,000	344,453
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, 3.560%, due 07/13/29[1,2]	250,000	250,085
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.140%, due 02/15/51[2]	398,915	428,497
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.800%, due 03/18/28[1,2]	1,100,000	1,083,287
Total commercial mortgage-backed securities (cost $10,999,939)		11,170,367

Mortgage & agency debt securities: 4.93%
United States: 4.93%
Federal Home Loan Mortgage Corp. REMIC, IO,[6] 3.000%, due 05/15/27	4,627,600	479,234

	Face amount	Value
Federal National Mortgage Association REMIC, IO,[6]
Series 2013-15, Class IO, 2.500%, due 03/25/28	$5,536,886	$518,428
Series 2013-64, Class LI, 3.000%, due 06/25/33	4,976,886	790,230
Series 2011-91, Class EI, 3.500%, due 08/25/26	4,006,648	396,350
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,643,169	347,699
Series 2012-146, Class LI, 4.500%, due 10/25/41	1,711,108	228,598
Government National Mortgage Association, IO,
Series 2013-22, Class IO, 3.000%, due 02/20/43	6,025,446	1,164,518
Series 2012-26, Class GI, 3.500%, due 02/20/27	3,448,771	422,093
JP Morgan Alternative Loan Trust,
Series 2006-A5, Class 2A6, 3.458%, due 10/25/36[2]	5,455,532	3,187,313
Starwood Property Trust, Inc.,
2.656%, due 11/15/27	375,000	376,677
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3, 5.171%, due 09/25/36[2]	1,438,097	1,256,776
Total mortgage & agency debt securities (cost $11,300,198)		9,167,916

Municipal bonds: 2.82%
State of Illinois, GO Bonds,
5.877%, due 03/01/19	2,100,000	2,345,154
State of California, GO Bonds,
7.300%, due 10/01/39	300,000	432,963
7.550%, due 04/01/39	1,625,000	2,459,681
Total municipal bonds (cost $4,806,823)		5,237,798

US government obligations: 3.81%
US Treasury Bonds,
3.625%, due 08/15/43[7]	1,000,000	1,140,312
US Treasury Notes,
1.625%, due 11/15/22[7]	3,665,000	3,556,769
2.375%, due 08/15/24[7]	2,350,000	2,387,821
Total US government obligations (cost $6,915,937)		7,084,902

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

	Face amount		Value
Bonds—(continued)
Non-US government obligations: 24.34%
Argentina: 0.80%
Republic of Argentina,
0.000%, due 12/15/35[8]		$1,800,000	$150,300
0.000%, due 12/15/35[8]		1,700,825	134,365
7.000%, due 10/03/15		1,250,000	1,211,359
			1,496,024

Australia: 1.26%
Queensland Treasury Corp.,
6.000%, due 02/21/18	AUD	2,500,000	2,343,608

Belarus: 1.61%
Republic of Belarus,
8.750%, due 08/03/15[4]		$2,945,000	2,996,538

Belgium: 1.38%
Kingdom of Belgium,
4.000%, due 03/28/22	EUR	1,650,000	2,561,415

Brazil: 2.15%
Federative Republic of Brazil,
6.000%, due 08/15/50[9]	BRL	4,000,000	4,007,208

Canada: 0.74%
Province of Alberta Canada,
3.400%, due 12/01/23	CAD	1,460,000	1,376,128

China: 0.29%
China Government Bond,
2.480%, due 12/01/20	CNY	3,500,000	548,227

Costa Rica: 0.92%
Banco Nacional de Costa Rica,
4.875%, due 11/01/18[1]		$1,700,000	1,721,250

Ecuador: 0.30%
Republic of Ecuador,
7.950%, due 06/20/24[1]		250,000	256,875
9.375%, due 12/15/15[4]		290,000	295,800
			552,675
France: 0.60%
Government of France,
3.500%, due 04/25/26	EUR	720,000	1,116,783

Gabon: 0.39%
Gabonese Republic,
6.375%, due 12/12/24[1]		$700,000	717,500

Germany: 0.75%
Kreditanstalt fuer Wiederaufbau,
5.050%, due 02/04/25	CAD	1,350,000	1,405,452

	Face amount		Value

Ghana: 0.90%
Republic of Ghana,
7.875%, due 08/07/23[1]		$432,364	$428,040
8.125%, due 01/18/26[1]		300,000	297,750
8.500%, due 10/04/17[4]		896,000	940,800
			1,666,590

Greece: 0.92%
Hellenic Republic,
2.000%, due 02/24/24[4,10]	EUR	230,000	195,548
2.000%, due 02/24/26[4,10]		870,000	673,151
2.000%, due 02/24/31[4,10]		1,230,000	850,518
			1,719,217

Hungary: 0.60%
MFB Magyar Fejlesztesi Bank Zrt,
6.250%, due 10/21/20[4]		$1,000,000	1,109,056

Ireland: 0.18%
Government of Ireland,
3.900%, due 03/20/23	EUR	220,000	331,909

Italy: 1.92%
Buoni Poliennali Del Tesoro,
2.100%, due 09/15/21[4,9]		1,025,382	1,395,765
3.750%, due 08/01/15		1,150,000	1,462,153
4.250%, due 09/01/19		500,000	716,337
			3,574,255

Kenya: 0.39%
Republic of Kenya,
5.875%, due 06/24/19[1]		$250,000	256,875
6.875%, due 06/24/24[1]		440,000	470,800
			727,675

Mexico: 0.86%
Mexican Udibonos,
Series S, 4.000%, due 11/15/40[9]	MXN	20,014,157	1,592,196

New Zealand: 3.15%
New Zealand Local Government Funding Agency,
5.500%, due 04/15/23	NZD	5,000,000	4,151,417
6.000%, due 05/15/21		2,000,000	1,700,733
			5,852,150

Nigeria: 0.53%
Federal Republic of Nigeria,
5.125%, due 07/12/18[4]		$970,000	982,125

Pakistan: 0.07%
Islamic Republic of Pakistan,
7.125%, due 03/31/16[4]		125,000	128,125

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

	Face amount		Value
Bonds—(concluded)
Non-US government obligations—(concluded)
Russia: 0.44%
Russian Federation,
7.000%, due 01/25/23	RUB	49,900,000	$817,548

Spain: 1.86%
Kingdom of Spain,
4.200%, due 01/31/37	EUR	840,000	1,241,731
4.400%, due 10/31/23[1,4]		720,000	1,091,190
5.850%, due 01/31/22		695,000	1,128,029
			3,460,950

Venezuela: 0.94%
Republic of Venezuela,
8.250%, due 10/13/24[4]		$3,400,000	1,751,000

Zambia: 0.39%
Republic of Zambia,
8.500%, due 04/14/24[1]		650,000	729,625
Total Non-US government obligations (cost $48,346,821)			45,285,229

Structured note : 0.48%
Ghana: 0.48%
Standard Chartered Bank, 23.000%, due 08/21/17[1] (linked to Ghana Government Bonds, 23.000%, due 08/21/17) (cost $1,759,260)		2,800,000	894,904

Supranational bonds: 2.85%
EUROFIMA, 6.250%, due 12/28/18[4]	AUD	1,405,000	1,331,700
European Financial Stability Facility, 3.875%, due 03/30/32[4]	EUR	850,000	1,445,081
European Investment Bank,
5.375%, due 06/07/21	GBP	600,000	1,142,329
6.500%, due 08/07/19	AUD	1,425,000	1,381,049
Total supranational bonds (cost $5,879,465)			5,300,159
Total bonds (cost $189,862,779)			185,168,018
	Shares
Common stock: 0.02%
United States: 0.02%
WMI Holdings Corp.* (cost $10,890)		19,801	39,602

	Shares	Value
Short-term investment: 2.30%
Investment company: 2.30%
UBS Cash Management Prime Relationship Fund[11] (cost $4,285,564)	4,285,564	$4,285,564
	Face amount covered by contracts
Options purchased: 0.11%
Call options: 0.09%
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.7862, expires April 2015, counterparty: MSCI	$5,700,000	174,699
	Number of contracts
Put options: 0.02%
2 Year Euro-Dollar Midcurve, strike @ USD 97.7500, expires December 2014	387	2,419
3 Year Euro-Dollar Midcurve, strike @ USD 97.7500, expires June 2016	155	31,969
90 Day Euro-Dollar Time Deposit, strike @ USD 99.2500, expires March 2015	550	3,437
		37,825
	Notional Amount
Options purchased on interest rate swaps: 0.00%[5,12]
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB	$14,000,000	1,305
Total options purchased (cost $1,467,962)		213,829
Total investments: 101.98% (cost $195,627,195)		189,707,013

Liabilities, in excess of cash and other assets: (1.98%)		(3,688,793)
Net assets: 100.00%		$186,018,220

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $195,738,236; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,369,853
Gross unrealized depreciation	(12,401,076)
Net unrealized depreciation of investments	$(6,031,223)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 22. Portfolio footnotes begin on page 21.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	AUD	11,650,000	USD	10,135,850	01/22/15	$259,993
BB	CLP	558,500,000	USD	934,144	12/17/14	17,647
BB	MXN	41,004,000	USD	3,079,164	12/17/14	135,234
BB	MYR	2,900,000	USD	876,868	12/17/14	20,570
BB	PHP	39,650,000	USD	882,287	12/17/14	123
BB	TRY	1,750,000	USD	746,619	12/17/14	(38,920)
BB	USD	8,906,877	EUR	6,965,000	01/22/15	(243,246)
BB	USD	418,175	IDR	5,200,000,000	12/17/14	6,853
BB	USD	1,417,364	MXN	19,150,000	12/17/14	(42,467)
BB	USD	360,784	TRY	809,130	12/17/14	2,418
CSI	BRL	7,797,625	USD	3,310,199	12/17/14	293,357
CSI	IDR	5,907,660,000	USD	481,472	12/17/14	(1,397)
CSI	USD	395,491	BRL	1,000,000	12/17/14	(8,599)
CSI	USD	13,439,076	JPY	1,425,300,000	01/22/15	(1,423,653)
CSI	USD	519,301	PEN	1,500,000	12/17/14	(6,460)
DB	RUB	13,630,000	USD	355,503	12/17/14	83,564
DB	THB	27,900,000	USD	861,776	12/17/14	12,749
DB	USD	902,078	MYR	2,900,000	12/17/14	(45,780)
DB	USD	900,165	PHP	39,650,000	12/17/14	(17,999)
DB	USD	172,882	RUB	7,000,000	12/17/14	(33,222)
DB	USD	159,623	THB	5,250,000	12/17/14	140
DB	USD	547,790	ZAR	6,000,000	12/17/14	(7,424)
GSI	BRL	730,000	USD	310,704	12/17/14	28,273
GSI	TRY	1,850,000	USD	819,309	12/17/14	(11,118)
GSI	USD	58,688	IDR	707,660,000	12/17/14	(847)
GSI	USD	893,276	INR	55,200,000	12/17/14	(6,577)
GSI	USD	2,135,187	TRY	4,750,000	12/17/14	(3,009)
GSI	USD	485,529	ZAR	5,400,000	12/17/14	801
JPMCB	AUD	680,000	USD	581,520	01/22/15	5,075
JPMCB	JPY	234,600,000	USD	1,995,044	01/22/15	17,342
JPMCB	NOK	2,320,000	USD	351,412	01/22/15	21,316
JPMCB	USD	846,639	AUD	970,000	01/22/15	(24,358)
JPMCB	USD	2,489,419	CAD	2,815,000	01/22/15	(30,712)
JPMCB	USD	1,040,323	DKK	6,050,000	01/22/15	(28,872)
JPMCB	USD	1,398,312	EUR	1,125,000	01/22/15	1,054
JPMCB	USD	1,739,005	GBP	1,085,000	01/22/15	(44,806)
JPMCB	USD	2,775,826	NZD	3,500,000	01/22/15	(44,418)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
MSCI	JPY	201,374,064	USD	1,800,000	01/22/15	$102,396
MSCI	NZD	11,185,000	USD	8,805,984	01/22/15	77,188
SSB	EUR	150,000	USD	191,052	01/22/15	4,470
Net unrealized depreciation on forward foreign currency contracts						$(973,321)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 161 contracts (USD)	March 2015	$22,711,298	$22,962,625	$251,327
5 Year US Treasury Notes, 19 contracts (USD)	March 2015	2,260,650	2,270,352	9,702
10 Year US Treasury Notes, 84 contracts (USD)	March 2015	10,595,647	10,671,937	76,290
US Treasury futures sell contracts:
US Long Bond, 39 contracts (USD)	March 2015	(5,498,563)	(5,562,375)	(63,812)
US Ultra Bond, 13 contracts (USD)	March 2015	(2,052,077)	(2,090,563)	(38,486)
5 Year US Treasury Notes, 110 contracts (USD)	March 2015	(13,080,390)	(13,144,140)	(63,750)
10 Year US Treasury Notes, 172 contracts (USD)	March 2015	(21,695,674)	(21,852,062)	(156,388)
Interest rate futures buy contracts:
90 Day Euro-Dollar Time Deposit, 199 contracts (USD)	September 2016	48,693,165	49,033,600	340,435
Interest rate futures sell contracts:
90 Day Euro-Dollar Time Deposit, 178 contracts (USD)	December 2016	(43,773,735)	(43,759,075)	14,660
Canadian Government 10 Year Bond, 13 contracts (CAD)	March 2015	(1,545,580)	(1,565,798)	(20,218)
Long Gilt, 4 contracts (GBP)	March 2015	(728,161)	(734,390)	(6,229)
Net unrealized appreciation on futures contracts				$343,531

Options written

	Expiration date	Premiums received	Value
Call options
2 Year Euro-Dollar Midcurve, 387 contracts, strike @ USD 98.2500	December 2014	$129,258	$(120,938)
3 Year Euro-Dollar Midcurve, 155 contracts, strike @ USD 98.7500	June 2016	125,995	(143,375)
Put options
2 Year Euro-Dollar Midcurve, 387 contracts, strike @ USD 97.2500	December 2014	134,096	(2,419)
90 Day Euro-Dollar Time Deposit, 550 contracts, strike @ USD 98.2500	March 2015	142,450	(3,437)
Options written on interest rate swaps[11]
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	270,235	(1,039,926)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	257,600	(345)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	166,600	(93)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

Options written (concluded)

	Expiration date	Premiums received	Value
Options written on credit default swaps on credit indices[5]
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and the Fund receives quarterly fixed rate of 5.000%. Underlying credit default swap terminating 06/20/19. European style. Counterparty: DB, Notional Amount USD 10,000,000	December 2014	$138,600	$(8,595)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/19. European style. Counterparty: BB, Notional Amount USD 10,000,000	December 2014	17,000	(8,724)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/19. European style. Counterparty: JPMCB, Notional Amount USD 12,000,000	January 2015	21,600	(30,608)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 23 Index and the Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 12/20/19. European style. Counterparty: MLI, Notional Amount USD 6,500,000	December 2014	19,500	(5,670)
Total options written		$1,422,934	$(1,364,130)

Written options activity for the year ended November 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2013	2,230	$776,064
Options written	8,459	1,644,667
Options terminated in closing purchase transactions	(9,210)	(1,888,932)
Options expired prior to exercise	—	—
Options outstanding at November 30, 2014	1,479	$531,799

Swaptions and foreign exchange written options activity for the year ended November 30, 2014 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2013	$1,694,361
Swaptions & foreign exchange options written	1,255,054
Swaptions & foreign exchange options terminated in closing purchase transactions	(2,058,280)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at November 30, 2014	$891,135

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

Currency swap agreements5

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[13]	Receive rate[13]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	USD	19,958,101	AUD	22,328,244	12/24/22	3 month USD LIBOR	3 month BBSW	$—	$(803,477)	$(803,477)
CITI	AUD	22,328,244	USD	19,958,101	12/24/14	3 month BBSW	3 month USD LIBOR	—	806,279	806,279
CITI	JPY	1,896,000,000	USD	17,448,923	03/20/19	3 month JPY LIBOR	3 month USD LIBOR	—	1,402,549	1,402,549
CITI	USD	17,448,923	JPY	1,896,000,000	03/20/15	3 month USD LIBOR	3 month JPY LIBOR	—	(1,474,825)	(1,474,825)
								$—	$(69,474)	$(69,474)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[13]	Payments received by the Fund[13]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	KRW	4,800,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(105,445)	$(105,445)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500%	(293,326)	1,475,770	1,182,444
CSI	CAD	9,200,000	02/11/22	4.145	3 month BA	—	(1,197,975)	(1,197,975)
DB	EUR	8,200,000	05/04/22	2.130	6 month EURIBOR	467,871	(1,233,730)	(765,859)
DB	EUR	3,650,000	05/04/42	6 month EURIBOR	2.460	—	942,364	942,364
DB	ZAR	7,400,000	05/31/23	3 month JIBAR	7.480	—	7,954	7,954
GSI	TWD	140,000,000	08/26/16	1.280	3 month TWCPBA	—	(26,967)	(26,967)
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	—	(1,475,770)	(1,475,770)
JPMCB	EUR	8,200,000	05/04/22	6 month EURIBOR	2.130	—	1,233,730	1,233,730
JPMCB	EUR	3,650,000	05/04/42	2.460	6 month EURIBOR	—	(942,364)	(942,364)
JPMCB	USD	105,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	825,842	825,842
MLI	CAD	22,140,000	04/09/17	3 month BA	1.978	—	256,890	256,890
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(732,769)	(538,076)
MLI	CAD	7,410,000	02/04/31	3 month BA	3.475	—	673,416	673,416
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	—	(608,113)	(608,113)
MLI	ZAR	12,000,000	06/04/18	3 month JIBAR	6.400	—	(5,388)	(5,388)
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	—	(984,606)	(984,606)
						$369,238	$(1,897,161)	$(1,527,923)

Credit default swaps on credit indices—buy protection14

Counterparty	Referenced index[15]	Notional amount		Termination date	Payments made by the Fund[13]	Upfront payments received	Value	Unrealized depreciation
CITI	CDX.EM.Series 21 Index	USD	19,000,000	06/20/19	5.000%	$1,650,720	$(1,744,402)	$(93,682)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

Credit default swaps on corporate and sovereign issues—buy protection14

Counterparty	Referenced obligation[15]	Notional amount		Termination date	Payments made by the Fund[13]	Upfront payments (made)/ received	Value	Unrealized depreciation
MLI	American International Group, Inc., bond, 6.250%, due 05/01/36	USD	2,000,000	06/20/19	1.000%	$43,209	$(48,646)	$(5,437)
MLI	CNA Financial Corp. bond, 5.850%, due 12/15/14	USD	2,000,000	09/20/19	1.000	45,451	(48,787)	(3,336)
MSCI	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	(35,617)	(130,100)
						$(5,823)	$(133,050)	$(138,873)

Credit default swaps on credit indices—sell protection16

Counterparty	Referenced Index[15]	Notional amount		Termination date	Payments received by the Fund[13]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[17]
CITI	CMBX.NA.BB. Series 6 Index	USD	3,800,000	05/11/63	5.000%	$(116,180)	$35,311	$(80,869)	3.359%
CSI	CMBX.NA.BBB. Series 6 Index	USD	9,550,000	05/11/63	3.000	(237,457)	51,450	(186,007)	2.781
MLI	CDX.NA.HY. Series 15 Index	USD	4,000,000	12/20/15	5.000	295,000	245,180	540,180	2.781
MSCI	CMBX.NA.A. Series 6 Index	USD	2,750,000	05/11/63	2.000	(41,835)	31,777	(10,058)	1.872
MSCI	CMBX.NA.BB. Series 6 Index	USD	2,000,000	05/11/63	5.000	(13,148)	18,585	5,437	3.359
MSCI	CMBX.NA.A. Series 6 Index	USD	4,750,000	05/11/63	2.000	(117,951)	54,887	(63,064)	1.872
						$(231,571)	$437,190	$205,619

Credit default swaps on corporate and sovereign issues—sell protection16

Counterparty	Referenced obligation[15]	Notional amount		Termination date	Payments received by the Fund[13]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[17]
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD	3,000,000	12/20/23	1.000%	$213,735	$(223,701)	$(9,966)	2.090%
MLI	The Hartford Financial Services Group, Inc. bond, 6.000%, due 01/15/19	USD	2,000,000	09/20/19	1.000	(31,726)	44,847	13,121	0.560
MLI	General Electric Capital Corp. bond, 5.625%, due 09/15/17	USD	2,000,000	06/20/19	1.000	(48,222)	50,648	2,426	0.470
						$133,787	$(128,206)	$5,581

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[13]	Payments received by the Fund[13]	Value	Unrealized appreciation/ (depreciation)
CAD	9,200,000	02/11/22	3 month BA	2.626%	$340,828	$340,828
USD	24,550,000	08/22/18	3 month USD LIBOR	1.472	232,727	232,727
USD	14,500,000	08/22/21	2.176%	3 month USD LIBOR	(287,940)	(287,940)
					$285,615	$285,615

Centrally cleared credit default swaps on credit indices—buy protection14

Referenced index[15]	Notional amount		Termination date	Payments made by the Fund[13]	Value	Unrealized depreciation
CDX.NA.IG. Series 23 Index	USD	38,200,000	12/20/19	1.000%	$(790,125)	$(166,497)

The following is a summary of the fair valuations according to the inputs used as of November 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$87,344,104	$—	$87,344,104
Asset-backed securities	—	1,949,529	—	1,949,529
Collateralized debt obligations	—	8,145,298	3,587,812	11,733,110
Commercial mortgage-backed securities	—	11,170,367	—	11,170,367
Mortgage & agency debt securities	—	8,745,823	422,093	9,167,916
Municipal bonds	—	5,237,798	—	5,237,798
US government obligations	—	7,084,902	—	7,084,902
Non-US government obligations	—	45,285,229	—	45,285,229
Structured note	—	894,904	—	894,904
Supranational bonds	—	5,300,159	—	5,300,159
Common stock	39,602	—	—	39,602
Short-term investment	—	4,285,564	—	4,285,564
Options purchased	37,825	176,004	—	213,829
Forward foreign currency contracts	—	1,090,563	—	1,090,563
Futures contracts	692,414	—	—	692,414
Swap agreements	—	8,731,034	—	8,731,034
Total	$769,841	$195,441,278	$4,009,905	$200,221,024

Liabilities
Forward foreign currency contracts	$—	$(2,063,884)	$—	$(2,063,884)
Futures contracts	(348,883)	—	—	(348,883)
Swap agreements	—	(12,770,647)	—	(12,770,647)
Options written	—	(1,364,130)	—	(1,364,130)
Total	$(348,883)	$(16,198,661)	$—	$(16,547,544)

At November 30, 2014, there were no transfers between Level 1 and Level 2.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Asset-backed securities	Collateralized debt obligations	Commercial mortgage-backed securities	Mortgage & agency debt securities	Total
Assets
Beginning balance	$782,960	$7,582,124	$1,500,844	$1,150,837	$11,016,765
Purchases	—	1,748,388	—	—	1,748,388
Issuances	—	—	—	—	—
Sales	—	(669,410)	(903,375)	(335,918)	(1,908,703)
Accrued discounts (premiums)	—	—	—	(115,345)	(115,345)
Total realized gain (loss)	—	(17,304)	3,375	(117,869)	(131,798)
Change in net unrealized appreciation (depreciation)	(33,360)	(600,628)	1,426	(159,612)	(792,174)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(749,600)	(4,455,358)	(602,270)	—	(5,807,228)
Ending balance	$—	$3,587,812	$—	$422,093	$4,009,905

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at November 30, 2014 was $(547,959). Transfers out of Level 3 represent the value at the end of the period. At November 30, 2014, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on unobservable inputs from an established pricing source.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the value of these securities amounted to $40,611,355 or 21.83% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of November 30, 2014 and changes periodically.
[3]	Perpetual investment. Date shown reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At November 30, 2014, the value of these securities amounted to $39,965,178 or 21.48% of net assets.
[5]	Illiquid investment as of November 30, 2014.
[6]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[7]	All or a portion of these securities have been designated as collateral for open swap agreements.
[8]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[9]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[10]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of November 30, 2014. Maturity date disclosed is the ultimate maturity date.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

[11]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/13	Purchases during the year ended 11/30/14	Sales during the year ended 11/30/14	Value 11/30/14	Net income earned from affiliate for the year ended 11/30/14
UBS Cash Management Prime Relationship Fund	$1,047,245	$65,258,309	$62,019,990	$4,285,564	$2,756

[12]	Amount represents less than 0.005%.
[13]	Payments made or received are based on the notional amount.
[14]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[15]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[16]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[17]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

Portfolio acronyms

BA	Canadian Bankers’ Acceptance Rate
BAMLL	Bank of America Merrill Lynch
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CLO	Collateralized Loan Obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
GO	General Obligation
GS	Goldman Sachs

IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
REMIC	Real Estate Mortgage Investment Conduit
TWCPBA	Taiwan Secondary Market Bills Rate

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International

JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSCI	Morgan Stanley & Co. International PLC
SSB	State Street Bank

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2014

Currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won

MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of assets and liabilities — November 30, 2014

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$191,341,631)	$185,421,449
Investment in affiliated issuer, at value (cost—$4,285,564)	4,285,564
Total investments, at value (cost—$195,627,195)	$189,707,013
Foreign currency, at value (cost—$1,002,332)	989,485
Dividends and Interest receivable	2,724,967
Foreign tax reclaims receivable	14,104
Variation margin on futures contracts	343,760
Variation margin on centrally cleared swap agreements	81,454
Cash collateral for futures contracts	286,669
Cash collateral for swap agreements	539,394
Outstanding swap agreements, at value[1]	8,157,479
Unrealized appreciation on forward foreign currency contracts	1,090,563
Other assets	2,209
Total assets	203,937,097
Liabilities:
Outstanding swap agreements, at value[1]	11,692,582
Payable for investments purchased	2,160,388
Unrealized depreciation on forward foreign currency contracts	2,063,884
Options written, at value (premiums received—$1,422,934)	1,364,130
Payable for investment advisory and administration fees	266,536
Due to broker	142,589
Due to custodian	68,160
Directors’ fees payable	5,194
Accrued expenses and other liabilities	155,414
Total liabilities	17,918,877
Net assets:
Capital stock— $0.001 par value; 100,000,000 shares authorized; 18,258,828 shares issued and outstanding	$197,545,202
Distributions in excess of net investment income	(204,420)
Accumulated net realized loss	(3,237,085)
Net unrealized depreciation	(8,085,477)
Net assets	$186,018,220
Net asset value per share	$10.19

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $1,916,351.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of operations

For the Year ended November 30, 2014
Investment income:
Interest income, net of foreign withholding taxes of $10,812	$10,262,033
Affiliated income	2,756
Total income	10,264,789
Expenses:
Investment advisory and administration fees	1,819,834
Professional fees	144,944
Custody and accounting fees	135,960
Reports and notices to shareholders	67,431
Listing fees	23,750
Directors’ fees	21,387
Transfer agency fees	18,947
Insurance expense	4,682
Other expenses	56,367
Total expenses	2,293,302
Less: Fee waivers by investment advisor and administrator	(64,018)
Net expenses	2,229,284
Net investment income	8,035,505
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(4,119,709)
Futures contracts	(849,612)
Options written	2,598,095
Swap agreements	687,173
Forward foreign currency contracts	(912,249)
Foreign currency transactions	(167,782)
Change in net unrealized appreciation/depreciation on:
Investments	(166,766)
Futures contracts	117,793
Options written	54,129
Swap agreements	447,446
Forward foreign currency contracts	661,963
Translation of other assets and liabilities denominated in foreign currency	(15,521)
Net realized and unrealized loss from investment activities	(1,665,040)
Net increase in net assets resulting from operations	$6,370,465

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the year ended November 30, 2014	For the year ended November 30, 2013
From operations:
Net investment income	$8,035,505	$7,936,496
Net realized loss	(2,764,084)	(4,120,260)
Change in net unrealized appreciation/depreciation	1,099,044	(13,027,983)
Net increase (decrease) in net assets resulting from operations	6,370,465	(9,211,747)
Dividends and distributions to shareholders from:
Net investment income	(8,374,665)	(5,866,970)
Net realized gains	—	(2,083,332)
Return of capital	(2,162,505)	(6,262,369)
Total dividends and distributions to shareholders	(10,537,170)	(14,212,671)
Net decrease in net assets	(4,166,705)	(23,424,418)
Net assets:
Beginning of year	190,184,925	213,609,343
End of year	$186,018,220	$190,184,925
Distributions in excess of net investment income	$(204,420)	$(648,116)

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended November 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.42	$11.70	$11.37	$12.12	$11.94
Net investment income[1]	0.44	0.43	0.44	0.46	0.51
Net realized and unrealized gains (losses)	(0.09)	(0.93)	0.86	0.56	0.55
Net increase (decrease) from operations	0.35	(0.50)	1.30	1.02	1.06
Dividends from net investment income	(0.46)	(0.33)	(0.46)	(1.26)	(0.84)
Distributions from net realized gains	—	(0.11)	(0.51)	(0.51)	(0.04)
Return of capital	(0.12)	(0.34)	—	—	—
Total dividends, distributions, and return of capital	(0.58)	(0.78)	(0.97)	(1.77)	(0.88)
Net asset value, end of year	$10.19	$10.42	$11.70	$11.37	$12.12
Market price, end of year	$8.70	$8.90	$10.71	$10.52	$11.74
Total net asset value return[2]	3.42%	(4.56)%	12.13%	8.93%	9.23%
Total market price return[3]	4.14%	(10.23)%	11.42%	4.54%	19.42%
Ratios to average net assets:
Expenses before fee waivers	1.20%	1.24%	1.22%	1.22%	1.23%
Expenses after fee waivers	1.16%	1.19%	1.17%	1.17%	1.18%
Net investment income	4.20%	3.94%	3.90%	3.95%	4.22%
Supplemental data:
Net assets, end of year (000’s)	$186,018	$190,185	$213,609	$207,562	$221,217
Portfolio turnover rate	46%	78%	182%	121%	59%

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements.

Strategic Global Income Fund, Inc.

Notes to financial statements

Organization and significant accounting policies

Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business, the Fund enters into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect asset management subsidiary of UBS Group AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so

Strategic Global Income Fund, Inc.

Notes to financial statements

significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

Strategic Global Income Fund, Inc.

Notes to financial statements

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of November 30, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of November 30, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended November 30, 2014. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Strategic Global Income Fund, Inc.

Notes to financial statements

Disclosure of derivatives by underlying risk as of and for the year ended November 30, 2014 is as follows:

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$1,090,563	$1,090,563
Futures contracts[2]	692,414	—	—	692,414
Options purchased[1]	39,130	—	174,699	213,829
Swap agreements[1,2]	5,989,521	532,685	2,208,828	8,731,034
Total value	$6,721,065	$532,685	$3,474,090	$10,727,840

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$—	$(2,063,884)	$(2,063,884)
Futures contracts[2]	(348,883)	—	—	(348,883)
Options written[1]	(1,310,533)	(53,597)	—	(1,364,130)
Swap agreements[1,2]	(7,601,067)	(2,891,278)	(2,278,302)	(12,770,647)
Total value	$(9,260,483)	$(2,944,875)	$(4,342,186)	$(16,547,544)

[1]	Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and swap agreements, respectively.

Activities in derivative instruments during the year ended November 30, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(912,249)	$(912,249)
Futures contracts	(849,612)	—	—	(849,612)
Options purchased[2]	(1,991,632)	—	(119,740)	(2,111,372)
Options written	693,640	1,843,151	61,304	2,598,095
Swap agreements	803,202	180,622	(296,651)	687,173
Total net realized gain (loss)	$(1,344,402)	$2,023,773	$(1,267,336)	$(587,965)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$661,963	$661,963
Futures contracts	117,793	—	—	117,793
Options purchased[2]	(417,484)	—	130,341	(287,143)
Options written	21,866	75,774	(43,511)	54,129
Swap agreements	1,249,693	(733,935)	(68,312)	447,446
Total change in net unrealized appreciation/depreciation	$971,868	$(658,161)	$680,481	$994,188

Strategic Global Income Fund, Inc.

Notes to financial statements

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,090,563	(2,063,884)
Futures contracts	692,414	(348,883)
Options purchased	213,829	—
Options written	—	(1,364,130)
Swap agreements	8,731,034	(12,770,647)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	10,727,840	(16,547,544)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,303,794)	1,697,117
Total gross amount of assets and liabilities subject to MNA or similar agreements	9,424,046	(14,850,427)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of November 30, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	442,838	(442,838)	—	—
CITI	2,244,139	(2,244,139)	—	—
CSI	1,820,577	(1,820,577)	—	—
DB	1,048,076	(1,048,076)	—	—
GSI	29,074	(29,074)	—	—
JPMCB	2,104,359	(2,104,359)	—	—
MLI	1,270,981	(1,270,981)	—	—
MSCI	459,532	(459,532)	—	—
SSB	4,470	—	—	4,470
Total	9,424,046	(9,419,576)	—	4,470

Strategic Global Income Fund, Inc.

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(2,176,760)	442,838	1,733,922	—
CITI	(3,548,373)	2,244,139	1,304,234	—
CSI	(2,638,084)	1,820,577	—	(817,507)
DB	(1,347,188)	1,048,076	299,112	—
GSI	(48,518)	29,074	—	(19,444)
JPMCB	(2,621,908)	2,104,359	485,114	(32,435)
MLI	(1,449,373)	1,270,981	178,392	—
MSCI	(1,020,223)	459,532	560,691	—
Total	(14,850,427)	9,419,576	4,561,465	(869,386)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

During prior fiscal years, the amortization of premium and accretion of inflationary income for certain securities was accounted for incorrectly. These instances resulted in an understatement of net investment income and an overstatement of realized and unrealized gains/losses, but no impact on net increase in net assets from operations. As such, there was no corresponding impact to the net assets or the net asset value per share of the Fund in any prior year since this represented only a reclassification between income and capital accounts. The impact of these misclassifications was immaterial, and therefore, no changes to prior year reported amounts have been recorded. During the current fiscal year, the amortization of premium and recognition of inflationary income was calculated using the US GAAP approved method over the remaining contractual maturity period. The cumulative impact of these adjustments on the components of net assets as of the beginning of the year was to increase net unrealized depreciation by $43,877 (as a result of the change to amortized cost of impacted portfolio securities), increase distributions in excess of net investment income by $708,827 and decrease accumulated realized loss by $664,950.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Strategic Global Income Fund, Inc.

Notes to financial statements

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/ or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the

Strategic Global Income Fund, Inc.

Notes to financial statements

price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2014 for which the Fund is the seller of protection are disclosed under the sections “Credit default swaps on corporate and sovereign issues—sell protection” and “Credit default swaps on credit indices—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the

Strategic Global Income Fund, Inc.

Notes to financial statements

settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss. Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of

Strategic Global Income Fund, Inc.

Notes to financial statements

the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract dated August 1, 2014, with UBS Global AM (the “Advisory Contract”); the Advisory Contract superseded an earlier agreement (the “Prior Advisory Contract”). The only substantive difference between the Advisory Contract and the Prior Advisory

Strategic Global Income Fund, Inc.

Notes to financial statements

Contract is that the Advisory Contract reflects a Board approved reduction in the contractual investment advisory and administration fee paid to UBS Global AM.

Pursuant to the Prior Advisory Contract, the Fund had agreed to pay UBS Global AM an investment advisory and administration fee, accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. UBS Global AM had, since August 2009, voluntarily waived from year-to-year compensation otherwise payable to it under the Prior Advisory Contract so that it was paid at the annual rate of 0.95% of the Fund’s average weekly net assets.

When the Prior Advisory Contract was superseded by the Advisory Contract, effective August 1, 2014, the contractual fee rate was changed from 1.00% to a rate of 0.85% of the Fund’s average weekly net assets. Given the new, lower contractual fee rate under the Advisory Contract, the voluntary year-to-year waiver arrangements that related to the Prior Advisory Contract were replaced by the ongoing lower contractual fee under the Advisory Contract, namely the 0.85% rate. At November 30, 2014, the Fund owed UBS Global AM $266,536 in investment advisory and administration fees. For the year ended November 30, 2014, UBS Global AM waived $64,018 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. For the year ended November 30, 2014, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $15,821,207. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

The Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended November 30, 2014.

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2014. For the year ended November 30, 2014 and for the year ended November 30, 2013, there were no transactions involving common stock.

Purchases and sales of securities

For the year ended November 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government and agency securities, were as follows: $81,925,243, and $75,972,925, respectively.

Strategic Global Income Fund, Inc.

Notes to financial statements

For the same period, aggregate purchases and sales of US government and agency securities, excluding short-term securities, were as follows: $3,869,515, and $9,591,995, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended November 30, 2014 and November 30, 2013 were as follows:

Distributions paid from:	2014	2013
Ordinary income	$8,374,665	$4,832,639
Return of capital	2,162,505	6,262,369
Net long-term capital gains	—	3,117,663
Total distributions paid	$10,537,170	$14,212,671

At November 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,897,423)
Net unrealized depreciation	(7,629,559)
Total accumulated deficit	$(11,526,982)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to wash sales, premium amortization adjustments, tax treatment of certain inflation protected debt securities and derivative related adjustments.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2014, the Fund’s distributions in excess of net investment income was decreased $74,029, accumulated net realized loss was decreased $54,985, and capital stock was decreased $129,014. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, swap adjustments, inflation protected debt securities, tax character of distributions and adjustments for certain debt obligations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At November 30, 2014, the Fund had post-enactment net capital losses incurred that will be carried forward indefinitely as follows:

Short-term losses	Long-term losses	Net capital losses
$402,682	$2,864,206	$3,266,888

Qualified late year losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended November 30, 2014, the Fund did not incur, or elect to defer any such losses.

Strategic Global Income Fund, Inc.

Notes to financial statements

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of November 30, 2014, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended November 30, 2014, the Fund did not incur any interest or penalties. Capital gains realized by the Fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended November 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

January 29, 2015

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2014. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2015. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. For the year ended November 30, 2014, there was no foreign tax credit passed through to shareholders. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information

(unaudited)

The Fund

Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “SGL.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash.

Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Strategic Global Income Fund, Inc.

General information

(unaudited)

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in May 1998, which was revised (1) effective January 2000, (2) in May 2005, (3) effective August 2009, (4) effective June 2011 and (5) effective June 2014. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in July 2009, effective beginning with the August 2009 monthly distribution. The Board again approved a further reduction in the annualized rate of distribution pursuant to the policy from 7% to 6% in May 2011, effective beginning with the June 2011 monthly distribution. Most recently, the Board approved a reduction in the annualized rate for distributions pursuant to the policy from 6% to 5% in May 2014, effective beginning with the June 2014 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Strategic Global Income Fund, Inc.

General information

(unaudited)

Revised distribution characteristics for distributions made during the fiscal year ended November 30, 2014

During the fiscal year ended November 30, 2014, the Fund issued press releases and notices to shareholders estimating information regarding the sources of its monthly distributions. Those press releases and related shareholder notices indicated that distributions during this time were estimated to be sourced from a combination of net investment income, capital gains and/or a return of capital. As discussed in the Notes to the financial statements in the “Investment transactions and investment income” section, there was an issue regarding the amortization of premium and accretion of inflationary income for certain securities at the time that the Fund issued those press releases and notices. These instances resulted in an understatement of net investment income and an overstatement of realized and unrealized gains/losses which has since been addressed in the reclassifications noted in the financial statements.

The November 2014 press release and notice reported that an estimated 82% of the distributions made during the fiscal year ended November 30, 2014 was attributed to net investment income and the remaining 18% was attributed to a return of capital. As a result of the aforementioned accounting reclassifications, the estimated sources of distributions during the fiscal year ended November 30, 2014 should have been reported as 85% attributed to net investment income with the remaining 15% to return of capital. This allocation does not change the amount of the distributions that had been paid, only their estimated characteristics, and is not being provided for tax reporting purposes. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund, Inc. (the “Fund”), a closed-end investment company, on July 15-16, 2014, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an amended and restated investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). (As indicated below, the only substantive differences between the current contract and the amended and restated contract related to the reduction in contractual advisory and administration fees. For convenience of reference, both the then current as well as the proposed amended and restated contracts may be referred to as the “Investment Advisory and Administration Contract.”) In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board evaluated the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund, a registered closed-end investment company, by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating and overseeing providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS Global AM on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS Global AM had approximately $158 billion in assets under management as of March 31, 2014 and was part of the UBS Global Asset Management Division, which had approximately $674 billion in assets under management worldwide as of March 31, 2014. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM pursuant to the Investment Advisory and Administration Contract. The board also reviewed and considered the fee waiver arrangements for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”) payable by the Fund. Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). The Expense Group consisted of the Fund and two other comparable non-leveraged funds.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were above the respective Expense Group medians (in each case, the highest in the Expense Group). As in previous years, management explained that the Fund’s higher total expense ratio is a factor of a slightly larger management fee and higher other non-management expenses. Management noted that the small peer group makes expense evaluation challenging, particularly considering that one of the expense group peers is significantly larger in size (six times the size of the Fund) and thus has a smaller other non-management expense structure. Management noted that Lipper had changed the composition of the Fund’s Expense Group, resulting in the replacement of a peer fund with another peer fund that has a less similar mandate to the Fund. Management also noted that the Fund has a broader investment mandate than some of its peers, one of which invests almost exclusively in global sovereign debt markets. Management further noted that, unlike some of its peers, the Fund allocates broadly across a variety of fixed income markets which includes, but is not limited to, sovereign (developed and emerging) and supranational debt, investment grade and high yield corporate debt, residential and commercial mortgage-backed securities, as well as collateralized debt and loan obligations. Management further noted that, in addition to actively managing duration/curve strategies and spread sectors, the Fund also implements an active currency strategy to add value. Management also noted that UBS Global AM had been waiving 5 basis points (0.05%) of its advisory fee through July 31, 2014, making the Fund’s effective Actual Management Fee, after the waiver, 95 basis points (0.95%) of the Fund’s average weekly net assets until July 31, 2014. Management proposed to further reduce the Fund’s advisory fee so that it is paid at the annual rate of 85 basis points (0.85%) of the Fund’s average weekly net assets and to reflect the proposed reduction by amending and restating the Fund’s Investment Advisory and Administration Contract to set the advisory fee at 85 basis points—thus achieving simplicity versus ongoing annual waivers but conceding the ability to increase the fee in the future absent a shareholder vote.

In light of the foregoing, including the proposed contractual fee reduction, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract. Nonetheless, the board determined that it would closely monitor the Fund’s expenses over the upcoming year.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

since inception periods ended April 30, 2014, (b) annualized performance information for each year in the ten-year period ended April 30, 2014 and (c) the performance of the Fund’s shares based on market action, including discounts from and premiums to net asset value per share. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe.

The comparative Lipper information showed that the Fund’s performance was at or above the Performance Universe median for the one-, three- and five-year periods, and below the median for the ten-year and since inception periods. Management noted that the Performance Universe, which includes only two peer funds, was too small to effectively rank the Fund’s performance. Management noted that the Fund outperformed its benchmark during the most recent one-year period and discussed performance versus its benchmark during prior periods as well. Management stated that while its focus on spread sectors was rewarded, its more defensive duration positioning in US holdings detracted more recently as US long-term yields generally declined in early 2014. Management further explained that the Fund’s preference for local debt, its underweight in other developed sovereign debt markets and it underweight in Japanese yen also detracted from performance. Management noted, however, that, relative to peers, the Fund remains well positioned for the three- and five-year periods.

Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has realized economies of scale with respect to management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. The board also noted that advisory contracts of closed-end funds frequently do not contain breakpoints applicable to a fund’s current asset size. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM did not expect to materially benefit from economies of scale.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the proposed amended and restated Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed amended and restated Investment Advisory and Administration Contract in private sessions with its independent legal counsel at which no representatives of UBS Global AM were present.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2015 annual stockholders meeting, with another class expiring at the 2016 meeting and the remaining class’s term expiring at the 2017 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I—Richard R. Burt and Meyer Feldberg; Class II—Bernard H. Garil and Heather R. Higgins; and Class III—Richard Q. Armstrong, Alan S. Bernikow and David Malpass. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Meyer Feldberg††; 72 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1992; Term expires 2017	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 19 investment companies (consisting of 51 portfolios) for which UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and the New York City Ballet.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Richard Q. Armstrong; 79 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors); Term expires 2016	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).	Mr. Armstrong is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Alan S. Bernikow; 74 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2016	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Richard R. Burt; 67 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, D.C. 20006	Director	Since 1996; Term expires 2017	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc. (and serves as a member of each fund’s audit, nominating and governance committees.)

Bernard H. Garil; 74 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2015	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1991 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 55 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director	Since 2006; Term expires 2015	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Independent Directors (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

David Malpass; 58 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Director	Since May 2014; term expires 2016	Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).	Mr. Malpass is a director or trustee of 11 investment companies (consisting of 43 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company) (and serves as a member of its audit committee).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) at UBS Global AM and UBS Global Asset Management (US) Inc. (collectively “UBS Global AM—Americas region”). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS Global AM—Americas region (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (since 2008) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She is vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 51	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Scott E. Dolan*; 48	Vice President	Since 2012	Mr. Dolan is a managing director and co-head of US multi-sector fixed income at UBS Global AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS Global AM. He also serves as a member of UBS Global AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

John Dugenske**; 48	Vice President	Since 2012	Mr. Dugenske is a managing director and global head of fixed income for the global asset management division of UBS Group AG (since 2013, previously head of North American fixed income from 2009 to 2013 at UBS Global AM—Americas region.) He has overall responsibility for fixed income investment capabilities for the global asset management division of UBS Group AG and is a member of the UBS Global Asset Management Executive Committee. He also chairs the UBS Global AM Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Craig G. Ellinger**; 44	Vice President	Since 2012	Mr. Ellinger is a managing director and the head of US investment grade and global high yield fixed income at UBS Global AM—Americas region (since 2012); previously, he was the global head of credit research and global head of high yield at UBS Global AM—Americas region (since 2008). In this role, he oversees US investment grade and global high yield portfolio management. Mr. Ellinger is vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor or manager.

Brian Fehrenbach**; 49	Vice President	Since 2012	Mr. Fehrenbach is a managing director and co-head of US multi-sector fixed income at UBS Global AM—Americas region (since 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis, and has been with UBS Global AM since 2006. He also serves as a member of UBS Global AM’s Fixed Income Investment Committee. He is vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM (since 2004), assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Cindy Lee*; 39	Vice President and Assistant Treasurer	Since November 2014	Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Uwe Schillhorn**; 50	Vice President	Since 2004	Mr. Schillhorn is a managing director (since 2010) (prior to which he was an executive director), and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of the UBS Global Asset Management division of UBS AG (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 31	Vice President	Since 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Strategic Global Income Fund, Inc.

UBS family of funds privacy notice

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice

This privacy notice is not a part of the shareholder report.

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice

This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers
Mark E. Carver President Mark F. Kemper Vice President and Secretary	John Dugenske Vice President Craig Ellinger Vice President
Thomas Disbrow Vice President and Treasurer Scott Dolan Vice President	Brian Fehrenbach Vice President Uwe Schillhorn Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©UBS 2015. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S299

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended November 30, 2014 and November 30, 2013, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $69,564 and $69,564, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended November 30, 2014 and November 30, 2013, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $4,490 and $4,444, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2014 and 2013 semiannual financial statements, and (2) review of the consolidated 2013 and 2012 report on the profitability of the UBS funds to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended November 30, 2014 and November 30, 2013, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $7,001 and $6,142, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended November 30, 2014 and November 30, 2013, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through July 2013)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-

audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)    Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2014 and November 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2014 and November 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2014 and November 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2014 and November 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2014 and November 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2014 and November 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended November 30, 2014, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended November 30, 2014 and November 30, 2013, the aggregate fees billed by E&Y of $302,518 and $240,961, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2014	2013
Covered Services	$11,491	$10,586
Non-Covered Services	$291,027	$230,375

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil, Mr. Malpass and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Names – Uwe Schillhorn, Craig Ellinger, Scott Dolan, John Dugenske and Brian Fehrenbach provide day-to-day portfolio management for the registrant as a team.

Title – Messrs. Schillhorn, Ellinger, Dolan, Dugenske and Fehrenbach are each a Vice President of the registrant.

Length of Service – Mr. Schillhorn began serving as a portfolio manager for the registrant in 2004 and became a Vice President in May 2004. Mr. Ellinger began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dolan began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Dugenske began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012. Mr. Fehrenbach began serving as a portfolio manager for the registrant in May 2012 and became a Vice President in May 2012.

Business Experience Last 5 Years (for Mr. Schillhorn ) – Mr. Schillhorn is a managing director (since 2010) (prior to which he was an executive director) and head of emerging markets debt (since 2004) at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As head of emerging markets debt, he oversees the management of all emerging market portfolios, including research, formulation and implementation of investment strategy and trading.

Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the head of US investment grade and global high yield fixed income at UBS Global AM (since 2012); previously, he was the global head of credit research and global head of high yield at UBS Global AM (since 2008). In this role, he oversees US investment grade and global high yield portfolio management.

Business Experience Last 5 Years (for Mr. Dolan) – Mr. Dolan is a managing director and co-head of US multi-sector fixed income at UBS Global AM (since 2012). He is jointly responsible for managing several key investment strategies. He is also responsible for securitized portfolio management, a role he assumed in 2008 when he joined UBS Global AM.

Business Experience Last 5 Years (for Mr. Dugenske) – Mr. Dugenske is a managing director and global head of fixed income for the global asset management division of UBS Group AG (and affiliates) (since 2013; previously head of North American fixed income from 2009 to 2013 at UBS Global AM—Americas region). He has overall responsibility for fixed income investment capabilities for the global asset management division of UBS Group AG and is a member of the UBS Global Asset Management Executive Committee. He also chairs the UBS Global AM Fixed Income Investment Committee.

Business Experience Last 5 Years (for Mr. Fehrenbach) – Mr. Fehrenbach is a managing director and co-head of US multi-sector fixed income at UBS Global AM (since 2012). He is jointly responsible for managing several key investment strategies. Prior to assuming his current role, he led the derivatives strategy group for fixed income on a global basis and has been with UBS Global AM since 2006.

Information in 8(a)(1) is as of February 9, 2015.

(a) (2) (i) Messrs. Schillhorn, Ellinger, Dolan, Dugenske and Fehrenbach are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a) (2) (ii) (A) Registered Investment Companies

Mr. Schillhorn is responsible for 3 additional Registered Investment Companies (not including the registrant) totaling approximately $292 million as of November 30, 2014.

Mr. Ellinger is responsible for 9 additional Registered Investment Companies (not including the registrant) totaling approximately $865 million as of November 30, 2014.

Mr. Dolan is responsible for 6 additional Registered Investment Companies (not including the registrant) totaling approximately $276 million as of November 30, 2014.

Mr. Fehrenbach is responsible for 7 additional Registered Investment Companies (not including the registrant) totaling approximately $471 million as of November 30, 2014.

Mr. Dugenske is responsible for 5 additional Registered Investment Companies (not including the registrant) totaling approximately $229 million as of November 30, 2014.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

Mr. Schillhorn is responsible for 20 Other Pooled Investment Vehicles totaling approximately $5.302 billion as of November 30, 2014.

Mr. Ellinger is responsible for 14 Other Pooled Investment Vehicles totaling approximately $14.5 billion as of November 30, 2014.

Mr. Dolan is responsible for 5 Other Pooled Investment Vehicles totaling approximately $560 million as of November 30, 2014.

Mr. Fehrenbach is responsible for 4 Other Pooled Investment Vehicles totaling approximately $735 million as of November 30, 2014.

Mr. Dugenske is responsible for no Other Pooled Investment Vehicles as of November 30, 2014.

(a) (2) (ii) (C) Other accounts

Mr. Schillhorn is responsible for 17 other accounts totaling approximately $10.915 billion as of November 30, 2014.

Mr. Ellinger is responsible for 6 other accounts totaling approximately $651 million as of November 30, 2014.

Mr. Dolan is responsible for 12 other accounts totaling approximately $7.1 billion as of November 30, 2014.

Mr. Fehrenbach is responsible for 21 other accounts totaling approximately $3.5 billion as of November 30, 2014.

Mr. Dugenske is responsible for 2 other accounts totaling less than $1 million as of November 30, 2014.

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account as of November 30, 2014.

As of November 30, 2014, none of the accounts referenced above for Messrs. Schillhorn, Ellinger, Dolan, Fehrenbach and Dugenske had such an advisory fee arrangement.

(a) (2) (iv) Conflicts.

The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2014.)

(a)    (3) Compensation.

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Global Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•            Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•            The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

Performance award:

•	Determined annually on a discretionary basis.
•

Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as the performance of their respective function, of UBS Global Asset Management and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

¡

Global AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The notional funds awarded under the Global AM EOP are aligned to selected UBS Global Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Global Asset Management. This alignment with UBS Global Asset Management funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

o	The DCCP is a mandatory deferral plan. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Global Asset Management believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Investment professionals’ discretionary performance awards are correlated with the investment performance of relevant client portfolios versus benchmark (here a blended benchmark composed of 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)) or other investment objectives and, where appropriate, peer strategies over one and three years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2014.)

(a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of November 30, 2014.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 9, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	February 9, 2015